UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2014

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Industrial Road, Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

On July 7, 2014, Gaming Partners International Corporation (the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K") to report the completion of the acquisition of all of the net assets (the "Acquired Assets") of GemGroup Inc. and its subsidiaries ("GemGroup"). We are filing this Amendment No. 1 to amend Item 9.01 to provide certain financial statements and pro forma financial information with respect to the Acquired Assets as required by Items 9.01(a) and 9.01(b). No other modifications to the Initial Form 8-K are being made by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired.

In accordance with Rule 8-04(b) of Regulation S-X, filed herewith (and incorporated herein by reference) are the following financial statements of GemGroup:

•	Exhibit 99.1 – Audited Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012
•	Exhibit 99.2 – Unaudited Consolidated Financial Statements, consisting of: Consolidated Balance Sheets as of June 30, 2014 and December 31, 2013, and Consolidated Statements of Income and Consolidated Statements of Cash Flows for the six months ended June 30, 2013 and June 30, 2014.

(b)	Pro Forma Financial Information.

In accordance with Rule 8-05 of Regulation S-X, filed herewith (and incorporated herein by reference) as Exhibit 99.3 is the unaudited pro forma condensed combined financial information of the Company and GemGroup, giving effect to certain pro forma events related to the acquisition. It does not purport to project the future financial position or operating results of the post-acquisition combined entities. The pro forma statements of income reflecting the combined operations of the Company and GemGroup are for the six months ended June 30, 2014 and for the year ended December 31, 2013. The pro forma balance sheet is as of June 30, 2014.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.1	Consent of Independent Auditors (McGladrey LLP).

99.1	Audited Consolidated Financial Statements of GemGroup Inc. as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited Consolidated Financial Statements of GemGroup Inc. consisting of: Consolidated Balance Sheets as of June 30, 2014 and December 31, 2013, and Consolidated Statements of Income and Consolidated Statements of Cash Flows for the six months ended June 30, 2014 and June 30, 2013.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Gaming Partners International Corporation and GemGroup Inc. consisting of: pro forma condensed combined statement of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013; pro forma balance sheet as of June 30, 2014; and notes to the pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gaming Partners International Corporation

Date: September 16, 2014
	By:	/s/ Gregory S. Gronau
Gregory S. Gronau President and Chief Executive Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Independent Auditors (McGladrey LLP)

Exhibit 99.1	Audited Consolidated Financial Statements of GemGroup Inc. as of and for the years ended December 31, 2013 and 2012

Exhibit 99.2	Unaudited Consolidated Financial Statements of GemGroup Inc. consisting of: Consolidated Balance Sheets as of June 30, 2014 and December 31, 2013, and Consolidated Statements of Income and Consolidated Statements of Cash Flows for the six months ended June 30, 2014 and June 30, 2013.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of Gaming Partners International Corporation and GemGroup Inc. consisting of: pro forma condensed combined statement of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013; pro forma balance sheet as of June 30, 2014; and notes to the pro forma financial statements.